                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                                -----------------

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2) ____________

                                -----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

               New York                                     13-5160382
   (Jurisdiction of incorporation                        (I.R.S. Employer
    if not a U.S. national bank)                        Identification No.)

  One Wall Street, New York, New York                         10286
(Address of principal executive offices)                    (Zip code)

                                -----------------

                        NET SERVICOS DE COMUNICACAO S.A.
               (Exact name of obligor as specified in its charter)

The Federative Republic of Brazil                         Not Applicable
  (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

    Rua Verbo Divino, 1356
    Sao Paulo-SP-04719-002
            Brazil                                        Not Applicable
(Address of principal executive offices)                   (Zip code)

       (for Additional Obligors, please see "Table of Additional Obligors"
                             on the following page)

                            ------------------------

                       7.0% Senior Secured Notes due 2009
                       (Title of the indenture securities)

(continued)                 TABLE OF ADDITIONAL OBLIGORS

                                                                              ADDRESS OF
                                                                               PRINCIPAL         I.R.S. EMPLOYER
                                             JURISDICTION OF INCORPORATION     EXECUTIVE         IDENTIFICATION
        NAME OF ADDITIONAL REGISTRANT               OR ORGANIZATION             OFFICES               NUMBER
----------------------------------------------------------------------------------------------------------------
Multicanal Telecomunicacoes S.A.                        Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Belo Horizonte Ltda.                                Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
CMA Participacoes S.A.                                  Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Brasilia Ltda.                                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Rio S.A.                                            Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Recife Ltda.                                        Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Sao Paulo Ltda.                                     Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Campinas Ltda.                                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Indaiatuba Ltda.                                    Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Sao Carlos S.A.                                     Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Franca Ltda.                                        Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Sul Comunicacoes Ltda.                              Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Horizonte Sul Comunicacoes Ltda.                        Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
DR-- Empresa de Distribuicao e Recepcao de              Brazil                    *              Not Applicable
   TV Ltda.
----------------------------------------------------------------------------------------------------------------
Net Parana Comunicacoes Ltda.                           Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Joinville Ltda.                                     Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Florianopolis Ltda.                                 Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Curitiba Ltda.                                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Maringa Ltda.                                       Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Arapongas Ltda.                                     Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Sao Jose do Rio Preto Ltda.                         Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Piracicaba Ltda.                                    Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Ribeirao Preto S.A.                                 Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Bauru Ltda.                                         Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Goiania Ltda.                                       Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Anapolis Ltda.                                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Campo Grande Ltda.                                  Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Sorocaba Ltda.                                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Net Londrina Ltda.                                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Cabodinamica TV Cabo Sao Paulo S.A                      Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Dabny, L.L.C.                                          Delaware                   *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Jonquil Ventures Limited                        British Virgin Islands            *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Reyc Comercio e Participacoes Ltda.                     Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
TV Cabo de Chapeco Ltda.                                Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
TV Video Cabo de Belo Horizonte S.A                     Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Alnor Aluminio do Norte Ltda.                           Brazil                    *              Not Applicable
----------------------------------------------------------------------------------------------------------------
Antenas Comunitarias Brasileiras Ltda.                  Brazil                    *              Note Applicable
----------------------------------------------------------------------------------------------------------------

*c/o Net Servicos de Comunicacao S.A., Rua Verbo Divino, 1356 Sao Paulo SP-04719-002 Brazil

ITEM 1.  GENERAL INFORMATION.

         Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the            2 Rector Street, New York, N.Y. 10006
 State of New York                         and Albany, N.Y. 12203
Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation     550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association       New York, N.Y. 10005

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None. (See Note on page 2.)

ITEM 16. LIST OF EXHIBITS.

         Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

         1.  -    A copy of the Organization Certificate of The Bank of New York
                  (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement
                  No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with
                  Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4.  -    A copy of the existing By-laws of the Trustee.  (Exhibit 4 to
                  Form T-1 filed as Exhibit 25(a) to Registration Statement No.
                  333-102200.)

         6.  -    The consent of the Trustee required by Section 321(b) of the
                  Act. (Exhibit 6 to Form T-1 filed with Registration Statement
                  No. 33-44051.)

         7.  -    A copy of the latest report of condition of the Trustee
                  published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

         Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

         Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of January, 2005.

                                                THE BANK OF NEW YORK

                                                By: /s/ Rouba F. Farah
                                                    ------------------
                                                Name: Rouba F. Farah
                                                Title: Vice President

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                                                                   In Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ........     $  2,954,963
   Interest-bearing balances .................................       10,036,895
Securities:
   Held-to-maturity securities ...............................        1,437,899
   Available-for-sale securities .............................       20,505,806
Federal funds sold and securities purchased under
   agreements to resell ......................................
   Federal funds sold in domestic offices ....................        5,482,900
   Securities purchased under agreements to
     resell ..................................................          838,105
Loans and lease financing receivables:
   Loans and leases held for sale ............................           48,034
   Loans and leases, net of unearned
     income ..................................................       38,299,913
   LESS: Allowance for loan and
     lease losses ............................................          594,926
   Loans and leases, net of unearned
     income and allowance ....................................       37,704,987
Trading Assets ...............................................        2,986,727
Premises and fixed assets (including capitalized
   leases) ...................................................          957,249
Other real estate owned ......................................              374
Investments in unconsolidated subsidiaries and
   associated companies ......................................          246,280
Customers' liability to this bank on acceptances
   outstanding ...............................................          251,948
Intangible assets
   Goodwill ..................................................        2,699,812
   Other intangible assets ...................................          755,311
Other assets .................................................        7,629,093
                                                                   ------------
Total assets .................................................     $ 94,536,383
                                                                   ============

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
   In domestic offices .......................................     $ 36,481,716
   Noninterest-bearing .......................................       15,636,690
   Interest-bearing ..........................................       20,845,026
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ..................................       25,163,274
   Noninterest-bearing .......................................          413,981
   Interest-bearing ..........................................       24,749,293
Federal funds purchased and securities sold under
     agreements to repurchase ................................
   Federal funds purchased in domestic
     offices .................................................          898,340
   Securities sold under agreements to
     repurchase ..............................................          721,016
Trading liabilities ..........................................        2,377,862
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) .................................       10,475,320
Not applicable
Bank's liability on acceptances executed and
   outstanding ...............................................          254,569
Subordinated notes and debentures ............................        2,422,807
Other liabilities ............................................        7,321,226
                                                                   ------------
Total liabilities ............................................     $ 86,116,130
                                                                   ============
Minority interest in consolidated
   subsidiaries ..............................................          139,967

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus ...................................................                0
Common stock .................................................        1,135,284
Surplus ......................................................        2,082,308
Retained earnings ............................................        5,118,989
Accumulated other comprehensive income .......................          (56,295)
Other equity capital components ..............................                0
Total equity capital .........................................        8,280,286
                                                                   ------------
Total liabilities, minority interest, and equity capital .....     $ 94,536,383
                                                                   ============

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)


I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi             )
Gerald L. Hassell           )               Directors
Alan R. Griffith            )